Exhibit 10.33

AMENDMENT NUMBER ONE

to the

Master Loan and Security Agreement

Dated as of March 21, 2002

by and between

E-LOAN, INC.

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER ONE is made this 1st day of July, 2002, by and between E-LOAN, INC., having an address at 5875 Arnold Road, Dublin, California 94568 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of March 21, 2002, by and between the Borrower and the Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Agreement to modify the definition of "High LTV Loan" therein;

WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of July 1, 2002, Section 1 of the Agreement is hereby amended by deleting the definition of High LTV Loan and replacing it with the following:

"High LTV Loan" shall mean a Mortgage Loan which, in the case of a First Lien Mortgage Loan, had a Loan-to-Value Ratio at origination in excess of 95%, but not greater than 107%, and in the case of a Second Lien Mortgage Loan, had a combined loan-to-value ratio at origination in excess of 100%, but not greater than 125% and, in either case, was underwritten in accordance with the applicable Underwriting Guidelines.

SECTION 2. Effective as of July 1, 2002, representation (o) on Schedule 1 to the Agreement is hereby amended to read in its entirety as follows:

(o) LTV. As of the date of origination of the Mortgage Loan, the LTV and, with respect to any Second Lien Mortgage Loan, combined loan-to-value ratio, is identified on the Mortgage Loan Data Transmission; provided that, the LTV of any First Lien Mortgage Loan does not exceed 107% and the combined loan-to-value ratio of any Second Lien Mortgage Loan does not exceed 125%.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. In order to induce the Lender to execute and deliver this Amendment Number One, the Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

E-LOAN, INC.

(Borrower)

By: ____________________

Name:

Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.

(Lender)

By: ____________________

Name:

Title: